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                                                                    Exhibit 23.5




                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 7, 2000, with respect to the financial statements of iwin.com, Inc. included in the Registration Statement (Form S-4 No. 333-00000) and related Joint Proxy Statement/Prospectus of Uproar Inc. for the registration of 14,008,303 shares of its common stock.


                                        /s/ Ernst & Young LLP
                                        -----------------------
                                            Ernst & Young LLP


Los Angeles, California
August 28, 2000